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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Endocare, Inc. dated as of July 7, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  July 7, 1999              BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                 By:    Brown Simpson Capital, LLC
                                        Its General Partner

                                        By:      Brown Simpson Partners, LLC
                                                 Its Member

                                                 By:   /S/ EVAN M. LEVINE
                                                       -------------------------
                                                       Evan M. Levine
                                                       Its Member


Date:  July 7, 1999              BROWN SIMPSON CAPITAL, LLC

                                 By:    Brown Simpson Partners, LLC
                                        Its Member

                                        By:     /S/ EVAN M. LEVINE
                                                --------------------------------
                                                Evan M. Levine
                                                Its Member


Date:  July 7, 1999              BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                 By:    Brown Simpson Asset Management LLC

                                        By:      Brown Simpson, LLC
                                                 Its Member

                                                 By:   /S/ EVAN M. LEVINE
                                                       -------------------------
                                                       Evan M. Levine
                                                       Its Member



Date:  July 7, 1999              BROWN SIMPSON ASSET MANAGEMENT LLC

                                 By:    Brown Simpson, LLC
                                        Its Member

                                        By:  /S/ EVAN M. LEVINE
                                             -----------------------------------
                                             Evan M. Levine
                                             Its Member